UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2007
TRANSMETA CORPORATION

(Exact name of Registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)

000-31803	77-0402448

(Commission File Number)	(IRS Employer Identification No.)

3990 Freedom Circle, Santa Clara, CA	95054

(Address of principal executive offices)	(Zip Code)
(408) 919-3000

(Registrant’s telephone number, including area code)
NOT APPLICABLE

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.4225)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-3-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 7.01 Regulation FD Disclosure.
Item 9.01Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
EXHIBIT 99.1

     The following information, including the text of the press release attached to this Current Report, shall not be deemed filed with the Securities and Exchange Commission (“SEC”), nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.
Item 2.02 Results of Operations and Financial Condition.
     On April 2, 2007, Transmeta Corporation, a Delaware corporation (“Transmeta”), issued the press release attached to this Current Report as Exhibit 99.1.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On March 31, 2007, as part of a restructuring plan and workforce reduction that effectively eliminated certain management positions at Transmeta, David R. Ditzel resigned from the office of chief technology officer of Transmeta.
Item 7.01 Regulation FD Disclosure.
     Please refer to the disclosure provided in Item 2.02 above.
Item 9.01Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Exhibit Title or Description
99.1	Press Release dated April 2, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMETA CORPORATION
Date: April 2, 2007	By:	/s/ John O’Hara Horsley
John O’Hara Horsley,
Executive Vice President, General Counsel & Secretary

Exhibit Index

Exhibit
Number	Exhibit Title or Description
99.1	Press Release dated April 2, 2007.